                                                                   EXHIBIT 10.44

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

               AGREEMENT FOR THE PROVISION OF TELECOMMUNICATIONS
                            SERVICES AND FACILIITES

                                    BETWEEN


                            CAROLINAS FIBERNET, LLC

                                      AND

                            INTERSTATE FIBERNET, GP



                            Dated January 27, 1996

                         AGREEMENT FOR THE PROVISIONS
                 OF TELECOMMUNICATIONS SERVICES AND FACILITIES

                               TABLE OF CONTENTS

INTRODUCTION..................................................  1

                                   ARTICLE I

                                  DEFINITIONS.................  1

      1.1  "Agreement"........................................  1
            ---------
      1.2  "Affiliate"........................................  1
            ---------
      1.3  "Capacity".........................................  1
            --------
      1.4  "CFN"..............................................  1
            ---
      1.5  "Committee"........................................  1
            ---------
      1.6  "Compensation".....................................  1
            ------------
      1.7  "Customer".........................................  1
            --------
      1.8  "Interruption".....................................  2
            ------------
      1.9  "IFN"..............................................  2
            ---
     1.10  "Network Revenue"..................................  2
            ---------------
     1.11  "Party" or "Parties"...............................  2
            -----      -------
     1.12  "Person"...........................................  2
            ------
     1.13  "Provider".........................................  2
            --------
     1.14  "Route Miles"......................................  2
            -----------
     1.15  "Route Segments"...................................  2
            --------------
     1.16  "Seller"...........................................  2
            ------
     1.17  "Service"..........................................  2
            -------
     1.18  "Stated Compensation"..............................  2
            -------------------
     1.19  "Stated Compensation Rate".........................  2
            ------------------------

                                   ARTICLE II

                        RELATIONSHIP OF THE PARTIES...........  2

     2.1   Limited Liability..................................  2
           -----------------
     2.2   Dual Roles.........................................  3
           ----------

                                  ARTICLE III

             ESTABLISHMENT AND MAINTENANCE OF SERVICE.........  3

     3.1   Establishment of Service...........................  3
           ------------------------
     3.2   Continuing Record of Available Capacity............  3
           ---------------------------------------
     3.3   Additional Capacity................................  3
           -------------------
     3.4   Dispute of Parallel Routes.........................  3
           --------------------------

     3.5  Stated Compensation.................................  3
          -------------------
                                  ARTICLE IV

                           DUTIES OF THE PROVIDER.............  4

     4.1  Capacity Provided...................................  4
          -----------------
     4.2  Liability for Interruption..........................  4
          --------------------------
     4.3  Capacity, Service and Testing.......................  4
          -----------------------------

                                   ARTICLE V

                           DUTIES OF THE SELLER...............  5

     5.1  Seller's Use........................................  5
          ------------
     5.2  Testing.............................................  5
          -------

                                  ARTICLE VI

                           JOINT DUTIES.......................  5

     6.1  Sales Efforts.......................................  5
          -------------
     6.2  Sales Materials: Information Regarding Service......  5
          ----------------------------------------------
     6.3  Contract Provisions.................................  5
          -------------------
     6.4  Force Majeure.......................................  6
          -------------

                                  ARTICLE VII

                           COMPENSATION AND BILLING...........  6

     7.1  Linear System Compensation..........................  6
          --------------------------
     7.2  Ring System Compensation............................  6
          ------------------------
     7.3  Bonus Compensation..................................  6
          ------------------
     7.4  Compensation and Interruptions......................  6
          ------------------------------
     7.5  Billing and Collection..............................  7
          ----------------------
     7.6  Commissions.........................................  7
          -----------
     7.7  Payment of Compensation.............................  7
          -----------------------
     7.8  Late Payment........................................  7
          ------------
     7.9  Installation Fees and Cancellations.................  7
          -----------------------------------

                                 ARTICLE VIII

                            NON-DISCLOSURE....................  8

     8.1  Acknowledgment......................................  8
          --------------
     8.2  Confidential Information Defined....................  8
          --------------------------------

     8.3  Exclusions from Definition...........................  9
          --------------------------
     8.4  Non-disclosure Obligation............................  9
          -------------------------
     8.5  Compliance with Legal Process........................  9
          -----------------------------
     8.6  Ownership; Return of Information..................... 10
          --------------------------------
     8.7  Remedies for Breach.................................. 10
          -------------------
     8.8  Term................................................. 10
          ----
     8.9  Applicability to Affiliates.......................... 10
          ---------------------------

                                   ARTICLE IX

                              DISPUTE RESOLUTION............... 10

     9.1  Intercompany Review Committee........................ 10
          -----------------------------
     9.2  Arbitration.......................................... 11
          -----------

                                   ARTICLE X

                         MISCELLANEOUS PROVISIONS.............. 13

    10.1  Limitation on Agency................................. 13
          --------------------
    10.2  Term and Termination of Agreement.................... 13
          ---------------------------------
    10.3  Additional Actions and Documents..................... 13
          --------------------------------
    10.4  Severability......................................... 13
          ------------
    10.5  Warranties........................................... 13
          ----------
    10.6  Limitation of Benefits of this Agreement............. 13
          ----------------------------------------
    10.7  Amendment............................................ 13
          ---------
    10.8  Variations in Pronouns............................... 14
          ----------------------
    10.9  Cumulative Remedies.................................. 14
          -------------------
    10.10 Governing Law; Resolution............................ 14
          -------------------------
    10.11 Entire Agreement..................................... 14
          ----------------
    10.12 Successors........................................... 14
          ----------
    10.13 Notices.............................................. 14
          -------
    10.14 Counterparts......................................... 15
          ------------

                                 INTRODUCTION

     THIS AGREEMENT, by and between Carolinas FiberNet, LLC (hereinafter
"CFN") and Interstate FiberNet, G.P. (hereinafter "IFN") (collectively referred to as the "Parties");

     WHEREAS, the Parties hereto each conduct the business of providing telecommunications services over a network of telecommunications facilities which each Party has at its access; and

     WHEREAS, the Parties desire to interconnect their respective networks and enter into a cross-marketing agreement whereby either Party may sell point-to-point internetwork telecommunication transport; and

     NOW, THEREFORE, the Parties hereto agree to the following terms and conditions:

                              W I T N E S E T H:

                                   ARTICLE I

                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     1.1  "Agreement" shall mean this Agreement for the Provision of
           ---------
Telecommunications Services and Facilities as amended from time to time.

     1.2  "Affiliate" shall mean, with respect to any Person, any other
           ---------
Person directly or indirectly controlling, controlled by or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

     1.3  "Capacity" shall mean the telecommunications transport which is made
           --------
available to a Party pursuant to this Agreement.

     1.4  "CFN" shall mean Carolinas FiberNet, LLC, a North Carolina limited
           ---
liability company.

     1 .5 "Committee" shall mean the Intercompany Review Committee established
           ---------
pursuant to Section 9.1 of this Agreement.

     1.6  "Compensation" shall mean the amount of money due from the Seller to
           ------------
the Provider for Capacity provided under this Agreement.

     1.7  "Customer" shall mean a Person who obtains Service from a Party.
           --------

     1.8  "Interruption" shall mean any two second interval with a complete
           ------------
interruption of Capacity or with a bit error rate in excess of 1 x 10/-9/.

     1.9  "IFN" shall mean Interstate FiberNet, a Georgia general partnership.
           ---

     1.10 "Network Revenue" shall mean the recurring gross revenues (net of
           ---------------
access fees and applicable taxes and franchise fees on those gross revenues) received by the Seller from the sale of a Service.

     1.11 "Party" or "Parties" shall mean CFN or IFN or both, as the context
           -------    -------
shall require.

     1.12 "Person" shall mean any corporation, company, association,
           ------
partnership, other entity or natural person.

     1.13 "Provider" shall mean a Party selling Capacity to the other Party
           --------
(the Seller) pursuant to this Agreement.

     1.14 "Route Miles" shall mean the actual distance in miles over the
           -----------
Parties' facilities which are utilized to provide Service to the Customer.

     1.15 "Route Segments" shall mean a telecommunications route capable of
           --------------
transporting Capacity between any two (i) points of presence, (ii) regenerators, or (iii) meet points or any combination of two of (i), (ii) and (iii).

     1.16 "Seller" shall mean a Party purchasing Capacity from the other Party
           ------
(the Provider) pursuant to this Agreement for the purpose of selling it to a Customer.

     1.17 "Service" shall mean a combination of a portion of the Seller's
           -------
Capacity with a portion of the Provider's Capacity which is to be sold to a Customer.

     1.18 "Stated Compensation" shall mean Stated Compensation as computed
           -------------------
pursuant to Section 3.5 of the Agreement.

     1.19 "Stated Compensation Rate" shall mean the rate as set forth on
           ------------------------
the applicable Stated Compensation Rate Schedule established pursuant to Section
3.5 of the Agreement.

                                  ARTICLE II

                          RELATIONSHIP OF THE PARTIES

     2.1  Limited Liability. This Agreement shall not be considered to
          -----------------
create a joint venture, partnership or other legal relationship between the Parties or as giving the right of either to legally bind the other in any manner or to be able to incur debts and liabilities on behalf of the other Party or create a condition in which either shall share or be responsible for the debts or liabilities of the other. This Agreement shall not be considered to constitute the appointment of either Party as a sales representative (exclusive or non-exclusive) of the other Party.

     2.2  Dual Roles. This Agreement envisions that each Party will be both a
          ----------
Seller and Provider with respect to the Capacity.

                                  ARTICLE III

                   ESTABLISHMENT AND MAINTENANCE OF SERVICE

     3.1  Establishment of Service. CFN agrees initially to make available
          ------------------------
to IFN (1) Capacity as described in Schedule 3.1(a) and (2) Route Segments as described in Schedule 3.1(b). IFN agrees to initially make available to CFN (1) Capacity as described in Schedule 3.1(c) and (2) Route Segments as described in
Schedule 3.1(d). CFN and IFN shall utilize such Capacity to establish and market Services.

     3.2  Continuing Record of Capacity. Each Party agrees to keep complete and
         -------------------- --------
current records of sold Capacity and available Capacity (available Capacity shall constitute Capacity described in Sections 3.1 and 3.3 of the Agreement excluding Capacity utilized to provide Service sold to Customers) in a uniform format developed by the Committee. Each Party shall make such records available to the other Party.

     3.3  Additional Capacity. From time to time a Party may extend or expand
          -------------------
its Capacity. Upon approval of the other Party, a Party may add such additional Capacity to the Capacity already subject to this Agreement. Additional Capacity and Route Segments subject to this Agreement shall be evidenced by an additional Schedule which shall be attached to this Agreement (numbered from Schedule 3.3(a) through 3.3(zz)).

     3.4  Meet Point. The meet point of the Parties' networks shall be
          ----------
established at the [________] V & H coordinates of [_________]. Additional meet points may be established under this Agreement with the written consent of both Parties.

     3.5  Stated Compensation. In the case of Capacity provided under this
          -------------------
Agreement where the a point of presence and the z point of presence (described below) are both located in a Tier I city, Stated Compensation shall be the product of the Stated Compensation Rate [_____________________] multiplied by the airline miles ("ALMs") between the a point of presence and z point of presence (where a and z constitute the points of interconnection with the Customer or the Customer's access provider). In the case of Capacity provided under this Agreement where either or both of the a point of presence or the z point of presence (described above) are located in a Tier II or Tier III city, Stated Compensation shall be the sum of (i) the product of the Stated Compensation Rate [_______________________] multiplied by the ALMs between b point of presence and y point of presence (where b and y constitute points of interconnection between designated Tier I cities (designated in Schedule 3.5));
(ii) the product of the Stated Compensation Rate [__________________________] multiplied by the ALMs between the b point of presence (described above) and the a point of presence (where a constitutes the interconnection with the Customer or Customer's access provider in a Tier II or Tier III city); and (iii) the product of the Stated Compensation Rate [_________________________] multiplied by the ALMs between y point of presence (described above) and the z point of presence (where z constitutes the point of interconnection with the Customer or Customer's access provider in a Tier II or Tier III city). The Stated Compensation Rate will be the applicable rate for Capacity on the then current Stated Compensation Rate Schedule for the city pairs between which Service is to be provided. Each Party shall designate the applicable tier for each of its cities. The governing tier of a city pair shall be the higher tier number of the designated tier applicable to each city. The initial Stated Compensation Rate Schedule and the designated Tier I cities are attached to this Agreement as Schedule 3.5. As frequently as necessary, but not less than at six month intervals, the Committee may revise the Stated Compensation Rate Schedule. Notwithstanding the provisions of this Section, a Seller may charge a Customer a price based on a rate in excess of or below the applicable Stated Compensation Rate Schedule for Service provided under this Agreement. However, subject to Article VII, the Provider's minimum Compensation shall be computed utilizing the Stated Compensation Rate.


                                  ARTICLE IV

                            DUTIES OF THE PROVIDER

     4.1  Capacity Provided. The Provider agrees to provide the Capacity for
          -----------------
the provision of point-to-point telecommunications transport in accordance with industry standards.

     4.2  Liability for Interruption. The Provider's liability to Seller
          --------------------------
shall be limited to a credit, as provided in Section 7.4 herein, for Interruption unless the Interruption is the result of gross negligence or willful misconduct by the Provider, its employees, agents, or contractors. Any claim or demand for credit as a result of any Interruption shall be waived unless presented in writing within six months after the date of the Interruption.

     4.3  Capacity, Service and Testing. Provider agrees to properly maintain
           -----------------------------
Capacity covered by this Agreement. Upon execution of this Agreement, CFN and IFN shall each appoint two persons to develop standards and requirements for the provision of Capacity under this Agreements (the "Standards"). Such Standards shall equal or exceed general long-haul telecommunications industry performance standards. Seller and Provider agree to perform joint testing on an as-required basis in conformance with the requirements described pursuant to this Section. Provider agrees to provide the Seller with a twenty four (24) hour, seven day a week technical contact for coordination of testing of Capacity covered under this Agreement. In the event of an Interruption of the Capacity, Provider agrees to provide restoration of Capacity, on a priority basis. Provider, at its sole expense, shall keep the Capacity as now or hereafter constituted with all improvements and upgrades made thereto in good condition and shall make all repairs and replacements necessary to maintain the Capacity.

                                   ARTICLE V

                             DUTIES OF THE SELLER

     5.1  Seller's Use.  The Seller shall be permitted to use Capacity
          ------------
operated and maintained by the Provider and contracted for under this Agreement only to provide Capacity for sale to a Customer. Capacity purchased under this Agreement must be the subject of actual contracts or agreements for Service with a Customer and may not be purchased under this Agreement at wholesale for eventual resale pursuant to unexecuted contracts or agreements with existing or future Customers. In the event the Provider asserts that the Seller is violating the provisions of this Section and the Parties cannot resolve the conflict between themselves, the Provider may name three certified public accountants to review the applicable contracts to determine the Seller's compliance with this Section. The Seller shall designate one of the three named certified public accountants to audit the applicable contracts and shall make such contracts available to the named certified public accountant. The Provider shall be responsible for the certified public accountant's fees and expenses, unless the certified public accountant determines this Section 5.1 is being violated. In such a case, the Seller shall be responsible for the certified public accountant's fees and expenses.

     5.2  Testing. Seller and Provider agree to perform joint testing on an
          -------
as-required basis in conformance with the requirements developed pursuant to
Section 6.3. Seller agrees to provide the Provider with a twenty four (24) hour, seven day a week technical contact.

                                  ARTICLE VI

                                 JOINT DUTIES

     6.1  Sales Efforts. Each Party shall use reasonable efforts to market and
          -------------
sell Service to potential Customers.

     6.2  Sales Materials; Information Regarding Service. The Seller shall
          ----------------------------------------------
obtain the written approval of the Provider prior to distribution of any advertising, promotional or sales materials or other publicity concerning the Provider and/or its Affiliates with respect to Service offered pursuant to this Agreement and the relationship between the Parties under this Agreement. However, if the Seller does not receive written notice of the Provider's objection to any submitted advertising, promotional or sales materials, within three business days of Provider's receipt at the place for notices contained in
Section 10.13 of this Agreement, the Provider will be deemed to have given written approval of such advertising, promotional or sales materials. The Seller shall make no representations or warranties concerning Service, except as specifically authorized by the Provider.

     6.3  Contract Provisions. Subject to the Standards developed pursuant to
          -------------------
Section 4.3, the Seller shall determine the provisions which shall be included in all contracts for Services to Customers. However, no contract shall contain a provision which authorizes its termination with less than thirty (30) days notice to the Seller. Further, without the written consent of the Provider, no contract shall be for a term which extends beyond January 31, 2004.

     6.4  Force Majeure. Neither Party shall be held liable for any delay
          -------------
or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, or acts or omissions of transportation common carriers (collectively referred to as "Force Majeure Conditions").

                                  ARTICLE VII

                           COMPENSATION AND BILLING

     7.1  Linear System Compensation. With respect to Network Revenue to
          --------------------------
be derived from each sale of Service, the Seller shall pay the Provider a fee equal to the product of the Stated Compensation multiplied by a fraction. The numerator of the fraction shall be the carriage distance attributable to the Provider providing facilities to the route producing such Network Revenue, and the denominator shall be the sum of the carriage distance attributable to the Provider providing facilities to the route producing such Network Revenues and the carriage distance attributable to the Seller providing facilities to the route producing such Network Revenue. Carriage distance attributable to the Service producing such Network Revenue shall be determined in airline miles
(ALMs) between the meet point of the Parties' networks ([____] V & H coordinates of [________]) and the point of presence constituting the interconnection with the Customer or the Customer's access provider. For example, in the case of a sale of Capacity over a linear route where the carriage distance attributable to Provider is 20 ALMs, and attributable to Seller is 30 ALMs, the Seller shall pay to the Provider 40% (20/50) of the Stated Compensation.

     7.2  Ring System Compensation. Reserved.
          ------------------------

     7.3  Bonus Compensation. In addition to Compensation paid pursuant to
          --------------------
Sections 7.1 and 7.2, to the extent that the Network Revenue attributable to the Provider provided Capacity is greater than the Stated Compensation attributable to such Provider (computed according to the principles enunciated in Sections
7.1 and 7.2), the Seller shall pay the Provider a Bonus Compensation fee equal to [_] multiplied by the difference between the Network Revenue attributable to the Provider provided Capacity (computed according to the principles enunciated in Sections 7.1 and 7.2) and the Stated Compensation attributable to such Provider.

     7.4  Compensation and Interruptions. In case of any Interruption to any
          ------------------------------------
Capacity provided by Provider under this Agreement, if not due to the negligence of the Seller or its customers, the following rules shall apply:

               (a) If the customer's contract contains an Interruption Credit enumerated on Exhibit 7.4, Seller shall be credited for an Interruption at the rate as provided in the affected Customers' contracts. Notwithstanding the previous sentence, neither Party will enter a contract with a Customer (who is not a Customer on the date of the execution of this Agreement) which provides for an interruption credit enumerated in category B or F of Exhibit 7.4, unless the Party receives written consent of the other Party. However, in no event shall the Interruption Credit exceed an amount equal to the Compensation that would have been payable to the Provider with respect to such interrupted Capacity.

               (b) The Interruption allowance applies only to the Capacity interrupted.

               (c) A credit allowance is not applicable for any period during which Seller or its Customer fails to afford access to Capacity provided by Provider for the purpose of investigations and clearing troubles.

     7.5  Billing and Collection. The Seller will be responsible for billing
          ----------------------------
and collection of its Customer accounts. The Seller may contract for billing and collection.

     7.6  Commissions.  There will be no sales commission to the Seller for
          -----------------
selling Capacity on the Provider's system.

     7.7  Payment of Compensation. Compensation will be payable to the Provider
          ---------------------------
within 20 days of the end of the month in which the Service was provided to the Customer. With respect to payable Compensation, the Seller shall issue to the Provider on a circuit by circuit basis a detailed statement indicating the Compensation to be paid with respect to such Service. In the event the Provider asserts that the Seller has miscomputed the amount of payable Compensation and the Parties cannot resolve the conflict between themselves, the Provider may name a certified public accountant to review the applicable contracts and computations of the payable Compensation. The Party requesting the audit shall be responsible for the certified public accountant's fees and expenses.

     7.8  Late Payment.  Any payment of Compensation received after the
          ------------------
required payment date, described in Section 7.7 of this Agreement, will be subject to a late payment charge. A late payment charge shall accrue on all outstanding amounts as of each required payment date (as described in Section
7.7 of this Agreement). The late payment charge shall equal the amount due on the required payment date multiplied by one and one half percent (1 1/2 %) multiplied by the number of required payment dates which have passed since the accrual of the liability for the payment of such Compensation.

     7.9  Installation Fees and Cancellations.  Upon each required payment
          -----------------------------------------
date (as described in Section 7.7 of this Agreement), the Seller shall pay the Provider the following installation fees with respect to Capacity with an in-service date (as originally requested by the Customer) occurring in the prior month:

          (a) with respect to Capacity where the a point of presence and the z point of presence (as described in Section 3.5) are both located in a Tier I city and where the Seller does not charge an installation fee, [______];

          (b) with respect to Capacity where the a point of presence and the z point of presence (as described in Section 3.5) are both located in a Tier I city and where the Seller charges an installation fee, an installation fee equal to the [________________] multiplied by a fraction with a numerator equal to the airline miles (ALMs) between either the a or z point of presence (where either the a or z point of presence constitutes the point of interconnection with the Customer or Customer's access provider in the Provider's territory) and the Meet Point (described in Section 3.4) and the denominator equal to the ALMs between the a point of presence and the z point of presence (described in Section 3.5); and

          (c) with respect to Capacity where either both of the a point of presence or the z point of presence are located in a Tier II or Tier III city, an installation fee equal to [__] for each DS- 1 and [__] for each DS-3.

In the event the contract is canceled less than ten days prior to the planned in-service date (as originally requested by the Customer), the Seller shall pay the Provider an amount equal to the applicable installation fee for the Capacity. Additionally, in the event the contract is canceled prior to the expiration of 30 days of the in-service date (as originally required by the Customer), the Seller shall pay to the Provider an amount equal to the applicable installation fee for the Capacity less amounts paid to the Provider under the contract.

                                 ARTICLE VIII
                                 ------------

                                NON-DISCLOSURE
                                --------------

     8.1  Acknowledgment. Each Party acknowledges that it has received or
          -------------------
may in the future receive from the other Party information of a non-public nature for use by such Party and its agents, employees and representatives, including financial and legal advisors (collectively, "representatives") in connection with the evaluation of the Agreement and Capacity to be obtained under the Agreement.

     8.2  Confidential Information Defined. Each Party acknowledges that, in
          -------------------------------------
the course of its consideration of and any concurrent or subsequent discussions between such Party and the other Party or their respective representatives relating to the Agreement, such Party may receive certain non-public and confidential information from or about the other Party or their Affiliates, including but not limited to technical, financial and business plans and models, names of customers or suppliers, proposed business transactions, reports, market projections, software programs, data or any other confidential and proprietary information. All such technical, financial or other business information thus supplied by a Party to the other Party or its representatives is hereinafter called the "Information." The term "Information" as used herein also includes the terms and conditions of this Agreement. Any Information supplied by a Party prior to the execution of the Agreement shall be considered in the same manner and be subject to the same treatment as the Information made available after the execution of the Agreement.

     8.3  Exclusions from Definition. The term "Information" as used herein
          -------------------------------
does not include any data or information (a) which is already known to the receiving Party at the time it is disclosed to the receiving Party, or (b)which before being divulged by the receiving Party (i) has become generally known to the public through no wrongful act of the receiving Party; (ii) has been rightfully received by the receiving Party from a third party without restriction on disclosure and without, to the knowledge of the receiving Party, a breach of an obligation of confidentiality running directly or indirectly to the Party; (iii) has, prior to release, been approved for release by a written authorization by the Party; (iv) has been disclosed pursuant to a requirement of a governmental agency or of law without similar restrictions or other protections against public disclosure, or is required to be disclosed by operation of law; (v) is independently developed by the receiving Party without use, directly or indirectly, of the Information received for the other Party; or
(vi) is furnished to a third party by the disclosing Party without restrictions on the third party's right to disclose the information.

     8.4  Non-disclosure Obligation. Each Party receiving any Information
          ------------------------------
shall keep such Information confidential and shall not disclose such Information, in whole or in part, to any Person other than its representatives who need to know such Information in connection with the receiving Party's evaluation thereof and determination of business strategies, or other actions in connection with this Agreement (it being agreed and understood that such representatives shall be informed by the receiving Party of the confidential nature of the Information and shall be directed by the receiving Party to treat the Information confidentially), except (a) with the prior written consent of the disclosing Party or (b) as otherwise permitted hereunder. The Information shall be used by the receiving Party solely in connection with actions to be pursuant to this Agreement, and shall not be otherwise used for any purpose detrimental to the interests of the other Party.

     8.5  Compliance with Legal Process.  In the event that the Party
          -----------------------------------
receiving any Information is legally requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process or, in the opinion of outside counsel for such Party, by federal or state securities or other statutes, regulations or laws) to disclose any Information, such Party shall promptly notify the disclosing Party of such request or requirement prior to disclosure so that the disclosing Party may seek an appropriate protective order and/or waive compliance with the terms of this Agreement. If, however, in the opinion of outside counsel for the receiving Party such Party is nonetheless, in the absence of such order or waiver, compelled to disclose such Information or otherwise stand liable for contempt or suffer possible censure or other penalty or liability, then the receiving Party may disclose such information without liability to the other Party hereunder.

     8.6  Ownership: Return of Information. No license to a Party, under any
          ----------
trademark, patent, copyright, mask work protection right or any other intellectual property right, is either granted or implied by the conveying of Information to such Party. All Information (including tangible copies and computerized or electronic versions thereof), shall remain the property of the Party furnishing such Information. Within ten (10) days following the receipt of a written request referencing this Agreement and this paragraph from the Party furnishing Information hereunder, the receiving Party shall deliver to the furnishing Party, as the case may be, all tangible materials containing or embodying the Information received from the furnishing Party, as the case may be. That portion of the Information which has been incorporated into analyses, compilations, comparisons, studies or other documents prepared by the receiving Party or its representatives shall be held by the receiving Party and kept confidential as provided above or shall be destroyed.

     8.7  Remedies for Breach. Each Party understands and agrees that money
          -------------------
damages would not be a sufficient remedy for any breach of this Agreement and that the disclosing party shall be entitled to seek injunctive or other equitable relief to remedy or forestall any such breach or threatened breach. Such remedy shall not be deemed to be the exclusive remedy for any breach of these agreements but shall be in addition to all other rights and remedies available at law or in equity.

     8.8  Term.  The obligation of each Party to maintain the confidentiality
          ----
of the information it has received under the Agreement shall continue for a period of three (3) years after the termination of this Agreement.

     8.9  Applicability to Affiliates. Any information disclosed by an
          ---------------------------
Affiliate of a Party which would otherwise constitute Information hereunder if disclosed by any Party, shall be deemed to constitute Information under the Agreement, and the rights of such Party under the Agreement may be enforced by any such Affiliate as if such Affiliate were also a party to the Agreement. Each Party may disclose any Information received hereunder to employees or representatives of any of its Affiliates, provided such Person complies with the provisions of this Article VIII.

                                  ARTICLE IX

                              DISPUTE RESOLUTION

     9.1  Intercompany Review Committee. Subject to review pursuant to Section
          -----------------------------
9.2 of this Agreement, any dispute regarding any right, obligation, duty or liability arising out of the provisions of this Agreement, or any dispute regarding interpretation of any of its provisions, or any other dispute which any provision of this Agreement specifies is subject to the provisions of this Section, shall be referred to an Intercompany Review Committee (the "Committee").

          (a) The Committee shall be a standing committee composed of four members, two each from CFN and IFN who shall be designated by the respective

               Party. Upon resignation or retirement of any member from the Committee, or replacement of any member of the Committee, the Party which placed the member on the Committee shall immediately notify the other Party of the name, title, and address of the member's replacement.

          (b) Upon referral of any dispute to the Committee, the members of the Committee may meet either in person or by telephone or confer by any other means to resolve the dispute. Such resolution may be informal in nature. However, all resolutions shall be approved in writing by one Committee member of each Party.

          (c) Upon consent of all members of the Committee, the Parties may retain a mediator to aid the Committee in its deliberations by informally providing advice to the Committee after discussion of the dispute. Any opinion expressed by the mediator shall be strictly advisory and shall not be binding on the Parties, nor will any opinion expressed by the mediator be admissible in any arbitration or other proceeding. The mediator may either be chosen from a previously selected list, or by other agreement of the Committee. Costs of mediation shall be borne equally by the Parties. Mediation is not required prior to an agreement to arbitrate under Section 9.2.

     9.2  Arbitration.
          -----------

          (a) If any dispute refereed to the Committee has not been resolved within thirty (30) days after the date of referral to the Committee, or if a Party is not satisfied with the decision of the Committee, a Party may submit the dispute to arbitration according to the Commercial Arbitration Rules of the American Arbitration Association. Each Party to the dispute shall select an arbitrator and the two so selected shall name a third. All arbitrators selected shall be members of the American Arbitration Association. The arbitrators shall be impartial and familiar with the telecommunications industry, and shall not have been employed by or affiliated with any of the Parties hereto or any of their respective Affiliates. The arbitration procedure may be initiated by any Party by written notice to the other Parties, and such notice shall specify in reasonable detail the dispute being submitted to arbitration. The Parties hereby renounce all recourse to litigation and agree that the award of the arbitrators shall be final and subject to no judicial review. The arbitrators shall conduct the proceedings, including arguments and briefs, pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as now or hereafter amended (the "Rules"); provided that the provisions of this Agreement shall prevail in the event of any conflict between the Rules and the provisions of this Agreement. The panel of arbitrators shall decide the issues submitted to them in accordance with the provisions and commercial purposes of this Agreement, provided that all substantive questions of law shall be determined under the laws of the State of North Carolina (without regard to the principles of conflicts of laws of such jurisdiction). All questions and issues in connection with the dispute, including procedural issues, shall be decided by the concurrence of at least two arbitrators, and all decisions shall be in writing and submitted to all parties.

          (b) In no event shall any Party be entitled to receive, and the arbitrators shall not be empowered to award, punitive or exemplary damages. Each Party hereby irrevocably waives any claim or right for or to punitive or exemplary damages.

          (c) The Parties shall facilitate the arbitration by: (i) making available to one another and to the arbitrators for examination, inspection and extraction all documents, books, records and personnel under their control if determined by the arbitrators to be relevant to the dispute; (ii) conducting arbitration hearings to the greatest extent possible on successive days; and (iii) observing strictly the time periods established by the Rules or by the arbitrators for submission of evidence or briefs.

          (d) In the final award, the panel of arbitrators shall divide all cost, other than fees of counsel incurred in conducting the arbitration, in such manner as the panel deems just and equitable under the circumstances. Judgment on the award of the panel of arbitrators may be entered in any court having jurisdiction over the party against which enforcement of the award is being sought. Each Party hereby irrevocably submits and consents to the jurisdiction of any such court for the purpose of rendering a judgment on any such award.

          (e) Each Party agrees that any award of the panel of arbitrators against it and on which judgment is entered as provided in the preceding subsection (d) may be executed against the assets of such Party in any jurisdiction. By execution of the Agreement, each Party hereby irrevocably submits to the jurisdiction of any court in any such jurisdiction in any legal action or proceeding relating to such executions.

          (f) Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to any suit, action or proceeding, arising out of or relating to this Agreement that is brought in any of the jurisdictions designated in the preceding subsections (d) and (e) for the purposes envisioned by those subsections, and hereby further irrevocably waives any claim that any such suit, action or proceeding so brought has been brought in any inconvenient forum.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1  Limitation on Agency. It is specifically understood and agreed
           --------------------
between the Parties that this Agreement extends only to and is limited to the rights and obligations under this Agreement and, except as otherwise expressly provided herein, this Agreement shall not constitute a Party as the agent of or principal for the other Party.

     10.2  Term and Termination of Agreement. The term of this Agreement
           ---------------------------------
commences on January 29, 1996 and continues for five (5) years. After February 28, 1999, a Party may terminate this Agreement upon thirty (30) days written notice to the other Party. However,the term of this Agreement will continue with respect to Capacity subject to Customer contracts (executed prior to the termination of this Agreement) until the expiration of all such Customer contracts.

     10.3  Additional Actions and Documents. Each Party hereby agrees to take or
           --------------------------------
cause to be taken such further actions, to execute, acknowledge, deliver or file or cause to be executed, acknowledged, delivered, and filed such further documents and instruments, and to use reasonable efforts to obtain such consents, as may be necessary or as may be reasonably requested, in order to fully effectuate the purposes, terms, and conditions of this Agreement, whether before, at or after the execution of this Agreement.

     10.4  Severability. The invalidity of any one or more provisions hereof or
           ------------
of any other agreement or instrument given pursuant to or in connection with this Agreement shall not affect the remaining portions of this Agreement or any such other agreement or instrument or any part thereof, all of which are inserted conditionally on their being held valid in law; and in the event that one or more of the provisions contained herein or therein should be invalid, or should operate to render this Agreement or any such other agreement or instrument invalid, this Agreement and other such agreements and instruments shall be construed as if such invalid provisions had not been inserted.

     10.5  Warranties. Each Party shall make no representations or warranties
           ----------
oil the other Party's behalf, and shall effectively disclaim any authority to make such warranties or representations, except as specifically authorized by the other Party.

     10.6  Limitation of Benefits of this Agreement. It is the explicit
           ----------------------------------------
intention of each Party that no Person, other than a Party (except as provided by Section 8.9), is or shall be entitled to bring any action to enforce any provision of this Agreement against a Party, and that the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Party (or its successors and assigns).

     10.7  Amendment. This Agreement shall not be amended, altered, or modified
           ---------
except by an instrument in writing duly executed by the Parties.

     10.8  Variations in Pronouns. All personal pronouns used in this Agreement,
           ----------------------
whether used in masculine, feminine, or neuter gender, shall include all other genders; singular shall include plural, and vice versa; and shall refer solely to the parties signatory thereto except where otherwise specifically provided.

     10.9  Cumulative Remedies. The rights, powers and remedies provided
           -------------------
hereunder shall be cumulative, and the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provision hereof. Each of the Parties confirms that damages at law may be an inadequate remedy for breach or threatened breach of this Agreement and each Party agrees that, in the event of a breach of any provisions hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy. Nothing herein contained is intended to, nor shall it, limit or affect any right or rights at law, by statute or otherwise of the Party aggrieved as against any other Party for a breach or threatened breach of any provision hereof, it being the intention of the Parties that the respective rights and obligations of the Parties hereunder shall be enforceable in equity as well as at law or otherwise.

     10.10  Governing Law; Resolution. The laws of the State of North Carolina
            -------------------------
shall govern the validity of this Agreement, the construction and interpretation of its terms.

     10.11  Entire Agreement. This Agreement constitutes the entire agreement
            ----------------
between the Parties and supersedes any prior understanding or agreement among them respecting the subject matter hereof. There are no representations, arrangements, understandings or agreements, oral or written, among the Parties hereto relating to the subject matter of this Agreement, except those fully expressed herein. Except as otherwise provided herein, no amendment, change or modification of this Agreement or waiver of any provision hereof shall be valid or binding on the Parties hereto, unless such amendment, change, modification or waiver shall be in writing and signed by or on behalf of the Parties hereto, and no waiver on one occasion shall be deemed to be a waiver of the same or any other provision hereof in the future.

     10.12  Successors. All the provision hereof shall inure to the benefit of
            ----------
and be binding upon the successors, legal representatives and assigns of the Parties hereto. A Party's assignment of this Agreement must be approved in writing by the other Party and such approval shall not be unreasonably withheld.

     10.13  Notices. All notices or other communications required or permitted
            -------
to be given pursuant to this Agreement shall be in writing and shall be mailed by first class mail, certified or registered, postage prepaid or sent via a nationally recognized overnight courier (e.g., FedEx) to the other Party at the address set forth below. Notices are deemed received by a Party when the Party or its agent receives such Notice. Any Party may change its address by giving notice in writing stating its new address to the other Party.

          CFN             422 South Church Street
                          Charlotte, North Carolina 28242-0001

          IFN             206 West 9th Street
                          West Point, Georgia 31833

     10.14  Counterparts.  This Agreement may be executed in multiple
            ------------
counterparts, each of which shall be an original but all of which shall constitute one instrument. Any counterpart of this Agreement may be executed by facsimile, and any such contepart will be deemed to be an original document.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first above written.

CAROLINAS FIBERNET, LLC

By:  DUKENET COMMUNICATIONS, INC.,            By:  PALMETTONET, INC.,
     Member                                        Member

By:  /s/ M.H. Smith                           By:  /s/ Johnson Barnes
     -----------------------                       -----------------------
Its: President                                Its: President
     -----------------------                       -----------------------


By:  CARONET, INC.,                           By:  ACCESS/ON
     Member                                        INTEREXCHANGE
                                                   SERVICES, INC.,
                                                   Member

By:  /s/ Wayne C. Heath                      By:   /s/ Barry R. Roberts
     -----------------------                       -----------------------
Its: General Manager                         Its:  Treasurer
     -----------------------                       -----------------------


INTERSTATE FIBERNET, G.P.


By: /s/ Doug Shumate
    ------------------------

Its: VP/CFO and Managing Ptr
    ------------------------

                          SCHEDULES 3.1(a) and 3.1(b)

***INFORMATION IN THIS SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


====================================================================
Access/ON                          AVAILABLE           AVAILABLE
                                   DSI'S AS OF         DS3'S AS OF
                                   1/22/96             1/22/96
--------------------------------------------------------------------
Concord - Charlotte POC            [__]                [__]
--------------------------------------------------------------------
Concord - High Point               [__]                [__]
--------------------------------------------------------------------
Concord - Lexington                [__]                [__]
--------------------------------------------------------------------
Lexington - High Point             [__]                [__]
--------------------------------------------------------------------
Lexington - Reeds                  [__]                [__]
--------------------------------------------------------------------
Reeds- Courtney                    [__]                [__]
--------------------------------------------------------------------
Courtney - Clingman                [__]                [__]
--------------------------------------------------------------------
Clingman - Baldwin                 [__]                [__]
--------------------------------------------------------------------
Baldwin- Levels Cross              [__]                [__]
--------------------------------------------------------------------
Levels Cross - Courtney            [__]                [__]
--------------------------------------------------------------------
Courtney - Lexington               [__]                [__]
====================================================================

                             =====================
                                  Page 1 of 5
                             =====================

                          SCHEDULES 3.1(a) and 3.1(b)

***INFORMATION IN THIS SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

=====================================================================
                                       AVAILABLE        AVAILABLE
                                       DSI'S AS OF      DS3'S AS OF
CARONET                                1/22/96          1/22/96
---------------------------------------------------------------------
Raleigh - Sanford                      [_]               [_]
---------------------------------------------------------------------
Raleigh - Fayetteville                 [_]               [_]
---------------------------------------------------------------------
Fayetteville - Laurinburg              [_]               [_]
---------------------------------------------------------------------
Laurinburg - Florence                  [_]               [_]
---------------------------------------------------------------------
Florence - Winter Park                 [_]               [_]
---------------------------------------------------------------------
Florence - Lumberton                   [_]               [_]
---------------------------------------------------------------------
Lumberton - Winter park                [_]               [_]
---------------------------------------------------------------------
Lumberton - Wilmington                 [_]               [_]
---------------------------------------------------------------------
Winter Park - Wilmington               [_]               [_]
---------------------------------------------------------------------
Wilmington - Jacksonville              [_]               [_]
---------------------------------------------------------------------
Jacksonville - New Bern                [_]               [_]
---------------------------------------------------------------------
New Bern - Kinston (Wommack)           [_]               [_]
---------------------------------------------------------------------
Kinston (Wommack) - Goldsboro          [_]               [_]
---------------------------------------------------------------------
Goldsboro - Raleigh                    [_]               [_]
---------------------------------------------------------------------
Goldsboro - Selma                      [_]               [_]
---------------------------------------------------------------------
Selma - Raleigh                        [_]               [_]
=====================================================================

                             =====================
                                  Page 2 of 5
                             =====================

                          SCHEDULES 3.1(a) and 3.1(b)

***INFORMATION IN THIS SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

====================================================================
                                     AVAILABLE         AVAILABLE
DUKENET                              DSI'S AS OF       DS3'S AS OF
                                     1/22/96           1/22/96
--------------------------------------------------------------------
Worldcom - Raleigh                   [_]               [_]
--------------------------------------------------------------------
Raleigh- RTP                         [_]               [_]
--------------------------------------------------------------------
RTP - Glen Raven                     [_]               [_]
--------------------------------------------------------------------
Glen Raven - N. Greensboro           [_]               [_]
--------------------------------------------------------------------
N. Greensboro - Beckerdite           [_]               [_]
--------------------------------------------------------------------
Beckerdite-Mocksville                [_]               [_]
--------------------------------------------------------------------
Mocksville - McGuire                 [_]               [_]
--------------------------------------------------------------------
McGuire - Charlotte-College St.      [_]               [_]
--------------------------------------------------------------------
Charlotte-College St. - Catawba      [_]               [_]
--------------------------------------------------------------------
Catawaba - Pacolet                   [_]               [_]
--------------------------------------------------------------------
Pacolet - N. Greenville              [_]               [_]
--------------------------------------------------------------------
N. Greenville - Greenville-McBee     [_]               [_]
--------------------------------------------------------------------
Beckerdite - Winston Salem           [_]               [_]
--------------------------------------------------------------------
N. Greenville - Spartanburg          [_]               [_]
--------------------------------------------------------------------
Catawba-Rock Hill                    [_]               [_]
====================================================================

                             =====================
                                  Page 3 of 5
                             =====================

                          SCHEDULES 3.1(a) and 3.1(b)

***INFORMATION IN THIS SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

=====================================================================
                                        AVAILABLE       AVAILABLE
PALMETTONET                             DSI'S AS OF     DS3'S AS OF
                                        1/22/96         1/22/96
---------------------------------------------------------------------
Carowinds - Rock Hill                    [_]             [_]
---------------------------------------------------------------------
Rock Hill - Bethune                      [_]             [_]
---------------------------------------------------------------------
Bethune -N. Sumter                       [_]             [_]
---------------------------------------------------------------------
N. Sumter - Columbia                     [_]             [_]
---------------------------------------------------------------------
N. Sumter - Florence                     [_]             [_]
---------------------------------------------------------------------
Florence - Myrtle Beach                  [_]             [_]
---------------------------------------------------------------------
Columbia - St George                     [_]             [_]
---------------------------------------------------------------------
St. George - Charleston                  [_]             [_]
---------------------------------------------------------------------
St. George - Walterboro                  [_]             [_]
---------------------------------------------------------------------
Walterboro - Yemassee                    [_]             [_]
---------------------------------------------------------------------
Yemassee - Beaufort                      [_]             [_]
---------------------------------------------------------------------
Yemassee - Crosby Station                [_]             [_]
---------------------------------------------------------------------
Crosby Station - Pritchardville          [_]             [_]
---------------------------------------------------------------------
Rock Hill- Chester                       [_]             [_]
---------------------------------------------------------------------
St. George - Orangeburg                  [_]             [_]
---------------------------------------------------------------------
Crosby Station - Savannah                [_]             [_]
---------------------------------------------------------------------
Clemson - Anderson                       [_]             [_]
---------------------------------------------------------------------
Anderson - Due West                      [_]             [_]
---------------------------------------------------------------------
Due West-Greenwood                        [_]             [_]
=====================================================================

                             =====================
                                  Page 4 of 5
                             =====================

================================================================================
                                        AVAILABLE     AVAILABLE
PALMETTONET                             DSI'S AS OF   DS3'S AS OF
                                        1/22/96       1/22/96
--------------------------------------------------------------------------------
Due West - Hickory Tavern               [_]           [_]
--------------------------------------------------------------------------------
Hickory Tavern - Chester                [_]           [_]
--------------------------------------------------------------------------------
Columbia - N. Sumter                    [_]           [_]
--------------------------------------------------------------------------------
Moncks Corner - Charleston              [_]           [_]
--------------------------------------------------------------------------------
N. Sumter - Moncks Corner               [_]           [_]
--------------------------------------------------------------------------------
Rock Hill-Catawaba                      [_]           [_]
================================================================================

                             --------------------
                                  PAGE 5 OF 5
                             --------------------

                         IFN AVAILABLE CAPACITY REPORT
                         -----------------------------

***INFORMATION IN THIS SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Atlanta North Route

----------------------------------------------------------------------------------------------
Cross Section    Atlanta       Winder       Hartwell      Tocca       Gainesville      Winder
                 Winder       Hartwell        Tocca    Gainesville      Atlanta        Athens
----------------------------------------------------------------------------------------------
DS3's Free        [_]           [_]            [_]        [_]            [_]            [_]
----------------------------------------------------------------------------------------------

Atlanta-Columbus Route

----------------------------------------------------------------------------------------------------------------------------------
Cross Section    Atlanta     Yates       Newman       LaGrange      West Point    Atlanta       Yates       West Point    Opelika
                  Yates      Newman     LaGrange    West Point      Columbus      Columbus    Carrollton      Opelika      Auburn
----------------------------------------------------------------------------------------------------------------------------------
DS3's Free         [_]         [_]         [_]         [_]            [_]          [_]            [_]           [_]         [_]
----------------------------------------------------------------------------------------------------------------------------------

Atlanta-Birmingham

----------------------------------------------------------------------------------------------------------------------
Cross Section    Atlanta      Yates     Anniston     Pell City      Leeds      Birmingham   Wilsonville   Anniston
                  Yates      Anniston   Pell City     Leeds       Birmingham   Wilsonville    Atlanta      Gadsden
----------------------------------------------------------------------------------------------------------------------
DS3's Free         [_]          [_]        [_]         [_]            [_]         [_]          [_]          [_]
----------------------------------------------------------------------------------------------------------------------

Birmingham-Longview Tx

--------------------------------------------------------------------------------------------
Cross Section    Birmingham    Holt      Meridian     Edwards      Choudrant     Sheveport
                   Holt      Meridian    Edwards      Choudrant    Shreveport    Longview
--------------------------------------------------------------------------------------------
DS3's Free         [_]          [_]        [_]           [_]           [_]         [_]
--------------------------------------------------------------------------------------------

Birmingham-Longview Spurs

----------------------------------------------------------------------------------------------------------------
Cross Section    Holt          UAB       Tuscaloosa    APCo     Meridian    Hattisburg   Choudrant     Edwards
                 UAB       Tuscaloosa       APCo       Holt     Gulfport     Gulfport     Monroe      Vicksburg
----------------------------------------------------------------------------------------------------------------
DS3's Free        [_]          [_]          [_]         [_]       [_]         [_]          [_]           [_]
----------------------------------------------------------------------------------------------------------------

Edwards-Jackson Ring

----------------------------------------------------------------
Cross Section       Edwards     LDDS       MCI         Entergy
                     LDDS        MCI      Entergy      Edwards
----------------------------------------------------------------
DS3's Free           [_]         [_]       [_]           [_]
----------------------------------------------------------------


As of 6/12/96

                                 SCHEDULE 3.5

                   Initial Stated Compensation Rate Schedule

***INFORMATION IN THIS SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                        Basic Schedule [______________]
                        ------------------------------

When DS-1 Capacity is Provided       When DS-3 Capacity is Provided
        Tier I      [___]                    Tier I    [____]
        Tier II     [___]                    Tier II   [____]
        Tier III    [___]                    Tier III  [____]


       Modified Schedule [_____________________________________________]
       ----------------------------------------------------------------

When DS-1 Capacity is Provided       When DS-3 Capacity is Provided

        Tier I   [_____]                     Tier I     [_____]
        Tier II  [_____]                     Tier II    [_____]
        Tier III [_____]                     Tier III   [_____]

           Designated Tier I Cities for Stated Compensation Purposes
           ---------------------------------------------------------

                           Columbia, South Carolina
                           Charlotte, North Carolina
                          Greensboro, North Carolina
                          Greenville, South Carolina
                         Winston-Salem, North Carolina
                            Raleigh, North Carolina


[_______________________________________________________________________________
________________________________________________________________________________
_____________].

                                                                     Exhibit 7.4

***Information in this Exhibit has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission. ***


                            II. Interuption Credits
                            -----------------------

================================================================================
   Customer                       Interruption Credit
--------------------------------------------------------------------------------
      A                          In excess of 2 hours,
                              [_______] times Contract Rate\2\
                                        -----
--------------------------------------------------------------------------------
      B                5 mins. to 2 hours-[_] times Contract Rate
                                              -----
                        2 hours-3 hours-[_] times Contract Rate
                                            -----
                        3 hours-4 hours-[__] times Contract Rate
                                             -----
                        4 or more hours-[__] times Contract Rate
                                             -----
---------------------------------------------------------------------------

      C                  30 mins. or less-[_]times Contract Rate
                                              -----
                       30 mins.-1 hour-[_]times Contract Rate
                                          -----
                   each hour above 1 hour-additional [_]times Contract Rate
                                                        -----
                 (capped at [_] times Contract Rate for a single outage)
                                -----
-----------------------------------------------------------------------------

      D                 [_____]for each half year times Contract Rate
                                                  -----
-----------------------------------------------------------------------------

      E                 [_____]for each half year times Contract Rate
                                                  -----
-----------------------------------------------------------------------------

      F                10 mins. to 2 hours-[_] times Contract Rate
                                               -----
                        2 hours-12 hours-[_] times Contract Rate
                                             -----
                       12 hours-24 hours-[__] times Contract Rate
                                              -----
                       24 hours or more-[__] times Contract Rate
                                             -----
================================================================================



_______________________________
  \1\ Explanation of Outage Denominator: [___________________________________
                                                               -----
______________________________________________________________________________]
         -----

  \2\ Contract Rate means the monthly rate such customer pays.